SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant     [ X ]
Filed by a Party other than the Registrant    [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 4a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 240.14a-12

Micropac Industries, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
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4) Date Filed:

PROXY STATEMENT OF

MICROPAC INDUSTRIES, INC.
905 East Walnut Street
Garland, Texas 75040

ANNUAL MEETING OF STOCKHOLDERS
To Be Held At 11:00 A.M., LOCAL TIME ON
March 7, 2012

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of Micropac Industries, Inc., to be held at The Atrium at the Granville Arts Center, 300 N. Fifth St., Garland, Texas at 11:00 a.m. on March 7, 2012 for the following purposes:

To elect six directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified; and

To transact such other business that may properly be brought before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on January 18, 2012 as the record date for the meeting. Only stockholders of record at that time are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

The enclosed proxy is solicited by the Board of Directors of the Company. Further information regarding the matters to be acted upon at the Annual Meeting is contained in the attached Proxy Statement.

MANAGEMENT HOPES THAT YOU WILL ATTEND THE MEETING IN PERSON. IN ANY EVENT, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO ASSURE THAT YOU ARE REPRESENTED AT THE MEETING. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN PROXIES.

By Order of the Board of Directors

/s/ Connie Wood
CONNIE WOOD, Secretary

DATED:    February 14, 2012

MICROPAC INDUSTRIES, INC.
905 EAST WALNUT STREET
GARLAND, TEXAS  75040

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
March 07, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Micropac Industries, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders that will be held on March 7, 2012 at the time and place and for the purposes set forth in the foregoing notice.  This Proxy Statement, the foregoing notice and the enclosed proxy are first being sent to stockholders on or about February 14, 2012.

The Company's Annual Report to Stockholders for the fiscal year ended November 30, 2011 is enclosed.

The Board of Directors does not intend to bring any matter before the meeting except those specifically indicated in the foregoing notice and does not know of anyone else who intends to do so.  If any other matters properly come before the meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote, or otherwise act thereon in accordance with their judgment on such matters.  If the enclosed proxy is executed and returned prior to voting at the meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted FOR the election as directors of the Company of the six persons named in the section captioned "Election of Directors."

Any proxy may be revoked at any time prior to its exercise by notifying the Company's Secretary in writing, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Only holders of record of common stock at the close of business on January 18, 2012 are entitled to notice of and to vote at the meeting.  On that date there were 2,578,315 shares of common stock outstanding, each of which is entitled to one vote in person or by proxy on all matters properly brought before the meeting.  Cumulative voting of shares in the election of directors is prohibited.

The presence, in person or by proxy, of the holders of a majority of the outstanding common stock is necessary to constitute a quorum at the meeting.  In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors.  Other matters, if any, to be voted on at the meeting require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

The following table shows the number and percentage of shares of the Company's common stock beneficially owned (a) by each person known by the Company to own 5% or more of the outstanding common stock, (b) by each director and nominee, and (c) by all present officers and directors as a group.

Name and Address	Number of Shares	Percent
of Beneficial Owner	Beneficially Owned	of Class(1)

Patrick Cefalu	0	0%

H. Kent Hearn (3)	3,500	Less than .2%

Heinz-Werner Hempel (2) (3) (4)	1,952,577	75.7%

Richard K. Hoesterey (3)	0	0%

Mark King (3)	12,200	Less than .5%

Eugene Robinson (3)	0	0%

Connie Wood (3)	6,000	Less than .2%

All officers and directors	1,974,277	76.7%
as a group (7 Persons)

____________________

(1)	Calculated on the basis of the 2,578,315 outstanding shares. There are no options, warrants, or convertible securities outstanding.

(2)
The Company and Mr. Heinz-Werner Hempel are parties to an Ancillary Agreement entered into in March 1987.  The Ancillary Agreement primarily obligates the Company to register Mr. Hempel's stock and allows Mr. Hempel to participate in any sale of stock by the Company.

(3)	A director of the Company. Each incumbent director has been nominated for reelection at the Annual Meeting.

(4)
Effective October 10, 2007, Mr. Hempel transferred all of the shares of the Company’s common stock owned by him and consisting of 1,952,577 shares, to a partnership organized under the laws of Germany.  This partnership is composed of Mr. Hempel, his son, and his daughter.  As the consideration for this transfer, Mr. Hempel received a 99.98% share in this partnership and received the sole voting and management control.  His son and daughter each own a 0.01% ownership interest in this partnership.

ELECTION OF DIRECTORS

The Board of Directors has determined that the Board should be composed of six directors and six directors are to be elected at the Meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. Proxies solicited hereby will be voted FOR the election of the six nominees named below unless authority is withheld by the stockholder.  Messrs. Hearn, Hempel, King, Hoesterey, Robinson and Mrs. Wood are currently directors of the Company.  All directors participate in the consideration of Director Nominees.

Name	Age	Position with the Company	Director Since

Mark King	57	CEO, President and
		Member of Audit Committee
		and Chairman of the Board	October 2005

H. Kent Hearn	75	Director and	February 1983
		Member of Audit Committee

Heinz-Werner Hempel	83	Director and
		Member of Audit Committee	February 1997

Connie Wood	72	Secretary, Director and
		Member of Audit Committee	March 2002

Eugene Robinson	72	Director and
		Member of Audit Committee	October 2008

Richard K. Hoesterey	69	Director and
		Member of Audit Committee	October 2010

Mr. King is the current President and Chief Executive of the Company.  Prior to November 2002, Mr. King was the President and Chief Operating Officer of Lucas Benning Power Electronics.  Mr. King joined the Company in November of 2002, and was elected Chief Executive Officer, President and Director in October 2005.

Mr. Hearn retired in December 2006.  Prior to his retirement, Mr. Hearn was a stockbroker with Milkie/Ferguson Investments, Inc. for 12 years.

Mr. Hempel has served as the Chief Operating Officer of Hanseatische Waren-Gesellschaft MBH & Co, KG, Bremen, Germany for over 25 years.

Ms. Wood served as the Company’s Chief Executive Officer and President of the Company from May 2002 until her retirement in October 2005.

Mr. Robinson has 35 years of experience in the electronics industry, including 26 years with Texas Instruments, Inc. and later Raytheon through acquisition.  During the past 10 years, Mr. Robinson has been actively engaged consulting with numerous high technology organizations. He has served on several advisory boards for high technology companies and universities.

Mr. Hoesterey is an experienced executive with over 35 years in general management and manufacturing operations management in a variety of industries including high tech electronics, industrial products, and power regulation.  He served as the President and Chief Executive Officer of Components Corporation of America from January 2000 to August 2009.  In September 2009, he began serving as the President and Chief Executive Officer of R.K. Hoesterey & Associates.  The Board of Directors elected Mr. Richard K. Hoesterey, 69, as a director to the board on October 14, 2010.

Board Meetings and Committees

The Board of Directors does not have nominating or compensation committee or committees performing similar functions.  The Board of Directors formed an audit committee on May 13, 2002.  The members of the Audit Committee operate pursuant to a charter developed by the Board of Directors.

The Board of Directors held five (5) board meetings during the year ended November 2011.  Directors received a fee of $1,500 (other than Mr. King) for each meeting attended during the year ended November 2011.  In addition, the Board agreed to pay an annual retainer of $10,000 to Mr. Hearn, Mr. Robinson, Mr. Hoestery and Ms. Wood.  Ms. Wood, Mr. Hearn, Mr. Hoestery and Mr. Robinson attended all of the meetings.  Mr. Hempel attended two (2) of the meetings.

The Audit Committee held four (4) meetings during the year ended November 30, 2011.  Members of the Audit Committee received a fee of $750 for each meeting attended during the year ended November 2011.  Mr. King did not receive any payments for attending meetings of the Audit Committee.  Mrs. Wood and Messrs Robinson and Hearn attended all of the meetings.  Mr. Hoestery attended three (3) of the meetings and Mr. Hempel attended one (1) of the meetings.

With the exception of Mr. Hearn, Mr. Hoesterey and Mr. Robinson, members of the Audit Committee are not considered independent members under applicable United States statutes.

Section 16(a) Beneficial Owner Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and 10% stockholders to file reports of ownership and reports of change in ownership of the Company's equity securities with the Securities and Exchange Commission. Directors, executive officers, and 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished, the Company believes that during the fiscal year ended November 30, 2011, the Company's directors, executive officers, and 10% stockholders filed on a timely basis all reports required by Section 16(a) of the Exchange Act.

Code of Ethics

The Company has adopted a code of ethics that applies to the Company’s chief executive officer and principal financial officer.

In addition, the Company has a Code of Conduct for all employees, officers and directors of the Company.

MANAGEMENT REMUNERATION AND TRANSACTIONS

Remuneration

The following table shows as of November 30, 2011 all cash compensation paid to, or accrued and vested for the account of Mr. Mark King, President and Chief Executive Officer and Mr. Patrick Cefalu, Vice President and Chief Financial Officer.  Mr. King and Mr. Cefalu received no non-cash compensation during 2011.

On January 15, 2001, the Board of Directors adopted the Micropac Industries, Inc. 2001 Employee Stock Option Plan.  To date, no options have been granted under the Plan.

Annual Compensation

Name and		Annual		All Other
Principal Position	Year	Salary	Bonus	Compensation	Total
				(a)

Mark King,	2011	$247,968	$45,000	$27,320	$320,288
President and	2010	$248,504	$ 3,000	$24,204	$275,708
Chief Executive Officer (1)	2009	$246,716	$25,200	$21,626	$293,542

Patrick Cefalu,	2011	$145,272	$35,000	$2,607	$182,879
Vice President and	2010	$145,325	$ 3,000	$7,351	$155,676
Chief Financial Officer	2009	$144,133	$25,200	$8,907	$178,240

(a)
Reflects amounts contributed by Micropac Industries, Inc., under Micropac’s 401(k) profit sharing plan; unused vacation pay; life insurance premiums paid; and reimbursement for medical expenses under Micropac’s Family Medical Reimbursement Plan.

(1) Effective November 2005, Mr. King’s existing employment agreement was revised to provide that Mr. King would serve as the Company’s President and Chief Executive Officer, and a member on the Board of Directors and Audit Committee at a base salary of $186,400 for a term of three (3) years.  In December 2005, the Company and Mr. King amended his employment agreement to increase his annual base salary to $225,000.  In June 2009, the Company and Mr. King amended his employment agreement to increase his annual base salary to $247,104 for renewable terms of three (3) years with annual increases to be determined by the Board of Directors. The June 2009 amendment also provides under certain events, either the Company or Mr. King can terminate the agreement upon a payment to Mr. King of 18 or 36 months salary as severance payments.

The Board of Directors reviews and approves the Company annual bonus payments structure. In 2010 the Directors approved a bonus payment paid on December 20, 2010 of $45,000 to Mr. King and $35,000 to Mr. Cefalu.

Amount included in all other compensation relating to employee benefit plans

The Company maintains a Family Medical Reimbursement Plan for the benefit of its executive officers and their dependents.  The Plan is funded through a group insurance policy issued by an independent carrier and provides for reimbursement of 100% of all bona fide medical and dental expenses that are not covered by other medical insurance plans.  During the fiscal year ended November 30, 2011, Mr. King received $2,139 and Mr. Cefalu received $1,804, which amounts are included in the "All Other Compensation" column shown in the preceding remuneration table.

In July 1984, the Company adopted a Salary Reduction Plan pursuant to Section 401(k) of the Internal Revenue Code.  The Plan's benefits are available to all Company employees who are at least 18 years of age and have completed at least six months of service to the Company as of the beginning of a Plan year.  Plan participants may elect to defer up to 15% of their total compensation as their contributions, subject to the maximum allowed by the Internal Revenue code 401(k), and the Company matches their contributions up to a maximum of 6% of their total compensation.  A participant's benefits vest to the extent of 20% after two years of eligible service and become fully vested at the end of six years.  During the fiscal year ended November 30, 2011, the Company made contributions to the Plan for Mr. King in the amount of $14,256, which amount is included in the "All Other Compensation" column shown in the preceding remuneration table.

Employment agreements of the Company’s officers provide that they may elect to carry over any unused vacation time to subsequent periods or elect to be paid for such unused vacation time.  In 2011, Mr. King received $9,552 and Mr. Cefalu did not receive any unused vacation pay.

During the fiscal year ended November 30, 2011, the Company paid life insurance premiums for the benefit of Mr. King and Mr. Cefalu valued at $1,373 and $803, respectively.

INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was selected as the independent accountants in 2002 and has been responsible for the Company's financial audit for the fiscal years ended November 30, 2002 through November 30, 2011.

Management anticipates that a representative from KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she desires to do so.  It is also anticipated that such representative will be available to respond to appropriate questions from stockholders.

AUDIT FEES

The fees for professional services rendered for the audit of our annual financial statements for each of the fiscal years ended November 30, 2011 and November 30, 2010, and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during those periods were $123,000 and $115,000, respectively.

TAX FEES

KPMG LLP fees for tax advisory and tax return preparation services were $31,000 in 2011, and fees for tax return preparation services were $38,500 in 2010.

ALL OTHER FEES

KPMG LLP did not provide any other services.

The Audit Committee requests that KPMG LLP provide the committee with the anticipated charges of all accounting and tax related services to be performed by KPMG LLP in advance of performing such services.  The Audit Committee approves all KPMG LLP services in advance of the performance of such services.

REVIEW OF AUDITED FINANCIAL STATEMENTS

The Audit Committee has discussed with management and the independent auditors the quality and adequacy of the Company's internal controls.  The Audit Committee has considered and reviewed with the independent auditors their audit plans, the scope of the audit, and the identification of audit risks.  The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed such financial statements with the independent auditors.

The Audit Committee has received the written disclosures and the report from the independent accountant required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.  Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended November 30, 2011, for filing with the Securities and Exchange Commission.

Management has the responsibility for the preparation and integrity of the Company's financial statements and the independent auditors have the responsibility for the audit of those statements.  It is not the duty of the Audit Committee to conduct audits to determine that the Company’s financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States.  In giving its recommendations, the Audit Committee considered (a) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, and (b) the report of the Company’s independent auditors with respect to such financial statements.

COST OF SOLICITATION OF PROXIES

The Company will bear the costs of the solicitation of proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and all charges to brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telegraph by directors, officers and regular employees of the Company.

STOCKHOLDERS PROPOSALS

Any stockholder proposing to have any appropriate matter brought before the next Annual Meeting of Stockholders scheduled for March 2013 must submit such proposal in accordance with the proxy rules not more than 180 days and not less than 120 days before the date of the meeting. Such proposal should be sent to Connie Wood, Secretary, P. 0. Box 469017, Garland, Texas 75046.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
MICROPAC INDUSTRIES, INC.
March 7, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS: That the undersigned stockholder of Micropac Industries, Inc., a Delaware Corporation, hereby constitutes and appoints Tracy Dotson and Patrick Cefalu, and each of them acting individually, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation thereof, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all shares of stock of the Corporation standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act if personally present, at the Annual Meeting of Shareholders of said Corporation to be held March 7, 2012, at the place and time specified in Notice of Annual Meeting of Shareholders and Proxy Statement dated February 14,  2012 and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at said meeting.

1.	ELECTION OF DIRECTORS

	FOR all nominees listed below (except as	WITHHOLD AUTHORITY to vote for
	all marked to contrary below)	nominees listed below

(Instruction:  To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below)

H. Kent Hearn	Heinz-Werner Hempel	Richard Hoesterey

Connie J. Wood	Mark W. King	Eugene A. Robinson

Approve__________	Disapprove__________

2.	Upon any other business that may properly come before the meeting.

(Continued on next page to be signed, dated and returned)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MADE ABOVE.  IN THE ABSENCE OF INSTRUCTIONS, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.  THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS UPON WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AND THAT MAY PROPERLY COME BEFORE THIS MEETING OR ANY ADJOURNMENT THEREOF.

The undersigned hereby revokes all previous proxies for the meeting and hereby acknowledges receipt of the notice of such meeting and the proxy statement furnished therewith.

Dated , 2012

___________________________________
(Stockholder’s Signature)

___________________________________
(Stockholder’s Signature)

NOTE:  If shares are registered in more than one name, all owners should sign.  If signing in a representative or fiduciary capacity, please give full title and attach evidence of authority.  Corporations please sign with full corporate name by duly authorized officer and affix corporate seal.

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE